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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-36800) and Form S-3 (File No. 333-36276).

ARTHUR ANDERSEN LLP

Miami, Florida,
   April 10, 2002.